COLONIAL MICHIGAN TAX-EXEMPT FUND   ANNUAL REPORT

January 31, 1998

Not FDIC
Insured

May Lose Value
No Bank Guarantee

                  COLONIAL MICHIGAN TAX-EXEMPT FUND HIGHLIGHTS
                      February 1, 1997 - January 31, 1998
INVESTMENT OBJECTIVE: Colonial Michigan Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Michigan state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. Fund shares are also intended to be exempt from the Michigan intangibles tax.

PORTFOLIO MANAGER COMMENTARY: "Bond market conditions improved during the period and the Fund was well positioned to take advantage of declining interest rates. As we look ahead, Michigan's progress towards a more diversified economy, good fiscal management and adequate cash reserves provide a strong foundation for weathering a potential economic slowdown." -- William Loring

                 COLONIAL MICHIGAN TAX-EXEMPT FUND PERFORMANCE

                                               CLASS A     CLASS B    CLASS C(1)
Inception dates                                9/26/86      8/4/92      8/1/97
Distributions declared per share (2)            $0.348      $0.295      $0.158
SEC yields on 1/31/98 (3)                         3.96%       3.39%       3.70%
Taxable-equivalent SEC yields (4)                 6.86%       5.87%       6.41%
12-month total returns, assuming                 10.93%      10.11%       3.92%
reinvestment of all distributions and no
sales charge or contingent deferred
sales charge (CDSC) (5)
Net asset value per share on 1/31/98            $ 7.32      $ 7.32      $ 7.32

1 The Class C share total return is cumulative since inception on August 1, 1997.

2 A portion of the Fund's income may be subject to the alternative minimum tax.

3 The 30-day SEC yields on January 31, 1998 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Adviser or Distributor had not waived or borne certain Fund expenses, SEC yields would have been 3.74% for Class A shares, 3.17% for Class B shares and 3.17% for Class C shares.

4 Taxable-equivalent SEC yields are based on the maximum effective 42.3% federal and Michigan income tax rates.

5 Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which would be taxable when distributed.

QUALITY BREAKDOWN (as of 1/31/98)       TOP FIVE SECTORS (as of 1/31/98)

AAA . . . . . . . . . . . . .55.7%      General Obligations  . . . . . .16.9%
AA . . . . . . . . . . . . . 15.2%      Hospitals . . . . . . . . . . . 16.4%
A. . . . . . . . . . . . . . 14.9%      Investor Owned . . . . . . . . . 9.3%
BBB . . . . . . . . . . . . . 7.2%      Education . . . . . . . . . . . .6.7%
Non-rated . . . . . . . . . . 3.5%      Housing . . . . . . . . . . . . .8.4%
Short-term Obligations . . . .3.5%


Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                              PRESIDENT'S MESSAGE          [PHOTO]
                              To Fund Shareholders

I am pleased to present the annual report for Colonial Michigan Tax-Exempt Fund. This report reflects on the investment environment for the 12 months ended January 31, 1998.

The strength of the economy during the first quarter of 1997 led the Federal Reserve Board to raise interest rates in March for the first time in two years. This action was a response to growing concern about future wage and price inflation. By mid-April, economic growth appeared to slow while inflation remained under control. During the second half of the period, interest rates declined and bond prices rose. As the year ended, there was good news for the bond markets, including the smallest annual increase in inflation since 1964 and the first predicted Federal budget surplus in nearly 30 years. Strong consumer confidence, rising employment and controlled inflation point to a firm foundation for further economic expansion. However, the rate of economic growth in 1998 may be tempered by the slowdown in the Asian economies and its impact on the global marketplace.

Investments in municipal bonds outperformed most alternative fixed-income investments, including Treasury bonds, on an after-tax basis during the first half of the period. However, during the second half, a seasonal surge in municipal supply combined with increased refundings caused municipal bonds to slightly underperform Treasurys. On a more positive note, this surge offered higher relative yields and positioned the market for positive performance in the months ahead as the supply is absorbed.

The long-term benefits of investing in any municipal bond fund include tax-free income as well as the opportunity to diversify your fixed-income portfolio. Colonial Michigan Tax-Exempt Fund continues to offer you competitive tax-free income and the potential for long-term total return as well as an opportunity to participate in Michigan's economic expansion.


Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
March 11, 1998



Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

                          PORTFOLIO MANAGEMENT REPORT

WILLIAM LORING is portfolio manager of Colonial Michigan Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc. Mr. Loring assumed management of the Fund in October, 1997 and has managed other Colonial municipal bond funds since 1986.

THE FUND WAS POISED TO TAKE ADVANTAGE OF THE IMPROVING INVESTMENT ENVIRONMENT

During the beginning of the period, interest rates rose in response to unanticipated strength in the auto, housing and manufacturing sectors. However, by mid-April we saw signs of improving conditions for bond prices -- economic growth was slowing and inflation continued to be low. In addition, Congress agreed to a balanced budget plan that further calmed fixed-income markets. Because many signs suggested that the rising interest rate environment was behind us, we shifted the Fund's focus to investments that were more sensitive to changes in interest rates, such as bonds with longer maturities. We expected that as rates fell, these bonds would outperform, which they did. However, near the end of the period, some of these bonds became overpriced. As this became apparent, we sold some of our holdings to take advantage of the mismatch between price and value.

FUND'S INCREASED SENSITIVITY TO INTEREST RATES TRANSLATED INTO ABOVE-AVERAGE PERFORMANCE

The Fund generated a 12-month total return of 10.93% for Class A shares, based on net asset value. This outperformed both the Fund's Lipper peer group and the Fund's benchmark, the Lehman Brothers Municipal Bond Index, which posted a 12-month total return of 9.49% and 10.11%, respectively.* The Fund's above-average performance was due primarily to a larger than average concentration in bonds with a relatively high sensitivity to interest rates. These bonds experienced larger price gains as interest rates declined.

MICHIGAN'S ECONOMY CONTINUED TO POST SOLID GAINS

Despite expectations for a slowdown in economic activity, Michigan continued to experience growth in many sectors. Estimates for the State's economic output have been revised upward for 1998. The unemployment rate remained below that of the nation, and construction and housing activity were strong. Business services continued to drive new job growth with larger increases in service-oriented employment than other midwestern states. However, while we believe Michigan's economy will continue to expand, we think that it will do so at a slower pace. The tight labor supply and a high level of unionized workers may result in higher wages, restricting corporate profitability. While the State has made significant progress in diversifying its employment base, heavy industry accounts for a higher than average proportion of its workforce. Michigan may also experience a negative effect from the financial crisis in southeast Asia; a strong U.S. dollar could reduce demand for domestically produced automobiles in favor of the relatively less expensive Asian imports.

POSITIVE OUTLOOK AHEAD FOR THE ECONOMY

We do not expect any major changes in either the national or State economy over the next few months. We believe that growth will continue, although at a slower pace than 1997. This is due in part to the financial crisis in Asia and its anticipated impact on the worldwide marketplace. However, we expect that inflation will remain subdued and that interest rates may continue to decline somewhat, as they did during the second half of the year. Bond prices generally increase with declining interest rates. With slower economic growth, low inflation and the possibility of a balanced Federal budget all forecasted for 1998, we expect this trend in the bond market to continue. Even with decreased yield, current income outpaces inflation even before the tax-exemption is factored in. In fact, the Fund's inflation-adjusted yield, in which the inflation rate is subtracted from the actual yield, is attractive by historical standards. Our goal remains unchanged: to increase your total return by carefully researching and selecting a portfolio of primarily investment-grade municipal bonds.

As the heavy level of refunding and year-end tax-exempt supply is absorbed by the market, we expect new issuance to be steady and more manageable. We think we may see another round of refunding issues if interest rates continue to fall. Currently, municipal bonds represent excellent value when compared to other fixed-income investments, including Treasury bonds, and we believe that tax-exempt bonds will continue to offer compelling after-tax returns.




*Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Michigan Tax-Exempt Municipal Fund universe. The Fund (Class A shares) ranked in the first quartile for 1 year (rated 5 out of 50 funds), in the third quartile for 5 years (rated 11 out of 19 funds) and in the fourth quartile for 10 years (rated 9 out of 9 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

            COLONIAL MICHIGAN TAX-EXEMPT FUND INVESTMENT PERFORMANCE
                  VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
               Change in Value of $10,000 from 1/31/88 to 1/31/98
                    Based on NAV and POP for Class A Shares



    $25,000                                                    LEHMAN
    $20,000                                                    $22,230
    $15,000                    [Graph]                         NAV
    $10,000                                                    $20,215
                                                               POP
                                                               $19,255

           1/88                                            1/98


Label  POP               NAV           POP         Lehman
1      Jan 31, 88        10000         9525        10000
2      Apr 30, 88        10006         9531        10064
3      Jul 31, 88        10298         9809        10248
4      Oct 31, 88        10640        10135        10627
5      Jan 31, 89        10980        10390        10857
6      Apr 30, 89        11016        10492        10962
7      Jul 31, 89        11174        10644        11496
8      Oct 31, 89        11217        10684        11488
9      Jan 31, 90        11333        10795        11729
10     Apr 30, 90        11280        10744        11752
11     Jul 31, 90        11814        11253        12293
12     Oct 31, 90        11689        11134        12341
13     Jan 31, 91        12127        11551        12814
14     Apr 30, 91        12479        11886        13102
15     Jul 31, 91        12685        12083        13366
16     Oct 31, 91        13068        12447        13842
17     Jan 31, 92        13355        12720        14211
18     Apr 30, 92        13464        12825        14348
19     Jul 31, 92        14266        13588        15203
20     Oct 31, 92        13966        13302        15004
21     Jan 31, 93        14696        13998        15608
22     Apr 30, 93        15154        14435        16163
23     Jul 31, 93        15428        14695        16547
24     Oct 31, 93        15922        15166        17117
25     Jan 31, 94        16337        15561        17522
26     Apr 30, 94        15285        14559        16512
27     Jul 31, 94        15687        14942        16857
28     Oct 31, 94        15153        14434        16371
29     Jan 31, 95        15738        14990        16898
30     Apr 30, 95        16276        15503        17610
31     Jul 31, 95        16339        15563        18184
32     Oct 31, 95        17107        16295        18800
33     Jan 31, 96        17805        16959        19442
34     Apr 30, 96        17283        16462        19010
35     Jul 31, 96        17664        16825        19384
36     Oct 31, 96        18046        17189        19872
37     Jan 31, 97        18223        17357        20189
38     Apr 30, 97        18241        17374        20271
39     Jul 31, 97        19410        18488        21371
40     Oct 31, 97        19539        18610        21560
41     Jan 31, 98        20215        19255        22230



A $10,000 investment in Class B shares made on August 4, 1992 (inception), at net asset value (NAV), would have been valued at $13,635 on January 31, 1998. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $13,535 on January 31, 1998. A $10,000 investment in Class C shares made on August 1, 1997 (inception), at NAV, would have grown to $10,392 on January 31, 1998. The same investment after deducting the applicable CDSC would have been valued at $10,292 on January 31, 1998.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of January 31, 1998
-------------------------------------------------------------------------------
                        CLASS A SHARES     CLASS B SHARES     CLASS C SHARES1
INCEPTION                   9/26/86            8/4/92             8/1/97
                         NAV      POP       NAV   W/CDSC       NAV    W/CDSC
-------------------------------------------------------------------------------
1 YEAR                 10.93%    5.66%    10.11%   5.11%        --      --
-------------------------------------------------------------------------------
5 YEARS                 6.59     5.55      5.79    5.47         --      --
-------------------------------------------------------------------------------
10 YEARS (OR LIFE)      7.29     6.77      5.80    5.66       3.92%   2.92%
-------------------------------------------------------------------------------
1 Class C share total returns are cumulative since inception on August 1, 1997.

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Public offering price (POP) returns include the maximum sales charge of 4.75%. The applicable CDSC for Class B shares is 5% for 1 year, 2% for 5 years and 1% since inception. The CDSC for Class C shares is 1% since inception. Performance results reflect any voluntary waiver s or reimbursements of Fund expenses by the Adviser or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1998 (IN THOUSAND)

MUNICIPAL BONDS - 95.6%                                PAR     VALUE
--------------------------------------------------------------------------------
EDUCATION - 8.7%
EDUCATION - 6.6%
Lake Superior State University,
              5.125%    11/15/19                     $  500   $  498
Oakland County Economic Development Corp.,
 Cranbrook Educational Community Project,
 Series B,
              5.000%    11/01/17                     $1,000      994
Western Michigan University,
 Series 1993-A,
              5.000%    07/15/21                      2,000    1,951
                                                               -----
                                                               3,443
                                                               -----

STUDENT LOAN - 2.1%
Higher Education Student Loan Authority,
              5.450%    06/01/07                      1,000    1,065
                                                               -----

-------------------------------------------------------------------------------
HEALTHCARE - 18.5%
HOSPITALS - 16.3%

Chippewa County Hospital Finance Authority,
 County War Memorial Hospital, Series B,
              5.625%    11/01/14                        500      507
Dickinson County,
 Memorial Hospital System,
 Series 1994,
              8.125%    11/01/24                        550      642
Kalamazoo Hospital Finance Authority:
 Borgess Medical Center,
 Series 1994-A,
              6.250%    06/01/14                      1,785    2,080
Bronson Methodist Hospital,
 Series 1992-A,
              6.250%    05/15/12                      1,500    1,636
Royal Oak Hospital Finance Authority,
 William Beaumont Hospital,
 Series 1993-G,
              5.250%    11/15/19                      2,000    2,005
Saginaw Hospital Finance Authority,
 Saginaw General Hospital,
 Series 1989,
              7.625%    10/01/19                        175      186
State Hospital Finance Authority:
 Central Michigan Community Hospital,
 Series 1993-A,
              6.000%    10/01/08                        500      530

                        Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                        PAR       VALUE
--------------------------------------------------------------------------------
HEALTHCARE -  CONT.
HOSPITALS - CONT.

State Hospital Finance Authority:
 Crittenton Hospital,
 Series 1992-A,
            6.700%    03/01/07                               $  750    $  820
 Detroit Medical Center,
 Series 1988-A,
            8.125%    08/15/12                                   50        52
                                                                       ------
                                                                        8,458
                                                                       ------

NURSING HOMES - 2.2%
Cheboygan County Economic
 Development Corp.,
 Metro Health Foundation Project,
 Series 1993,
           10.000%    11/01/22 (a)                              600       600
Warren Economic Development Corp,
 Autumn Woods Project,
 Series 1992,
            6.900%    12/20/22                                  500       533
                                                                       ------
                                                                        1,133
                                                                       ------
 ...............................................................................
HOUSING - 8.4%
MULTI-FAMILY - 4.6%
Grand Rapids Housing Finance Authority,
 Series A,
            7.625%    09/01/23                                1,500     1,652
State Housing Development Authority:
 Series 1990-A,
            7.700%    04/01/23                                  500       536
 Series 1991-B,
            7.050%    10/01/12                                  165       176
                                                                       ------
                                                                        2,364
                                                                       ------

SINGLE-FAMILY - 3.8%
State Housing Development Authority,
 Series 1994-D,
            6.850%    06/01/26                                1,830     1,962
                                                                       ------
 ...............................................................................
OTHER - 9.3%
POOL/BOND BANK - 3.5%
State Municipal Bond Authority,
 Local Government Loan Program:
 Series 1992-D,
             6.650%    05/01/12                               1,000     1,089
 Revolving Fund,
             5.125%    10/01/20                                 750       744
                                                                       ------
                                                                        1,833
                                                                       ------

                      Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------

REFUNDED/ESCROWED (b) - 5.8%
Battle Creek,
            7.650%    05/01/22                              $  750       898
Redford Township Building Authority,
 Series 1992,
            6.500%    11/01/13                                 675       753
Rockford Public Schools,
 Series 1990,
            7.375%    05/01/19                                 250       271
State Hospital Finance Authority,
 Daughters of Charity-Providence,
 Series 1991,
            7.000%    11/01/21                               1,000     1,118
                                                                      ------
                                                                       3,040
                                                                      ------
 ...............................................................................
OTHER REVENUE - 1.6%
HOTELS
Detroit Economic Development Corp.,
 E.H. Assoc. Limited Partnership,
 Series 1992,
            7.000%    06/01/12                                 750       811
                                                                      ------
 ...............................................................................
TAX-BACK - 32.3%
LOCAL APPROPRIATED - 3.9%
Wayne County Building Authority,
 Series 1996-A,
            5.250%    06/01/16 (c)                           2,000     2,041
                                                                      ------

LOCAL GENERAL OBLIGATIONS - 14.2%
Lincoln Park School District,
            5.000%    05/01/20                               1,000       983
Okemos Public School District,
 Series 1993,
             (d)      05/01/12                                 500       254
Redford Unified School District:
            5.000%    05/01/22                               1,000       997
            6.350%    05/01/09                               1,065     1,245
Rochester Community School District,
            5.000%    05/01/19                               1,000     1,008
Western Townships Utilities Authority,
 Series 1989,
            8.200%    01/01/18                               1,000     1,058
Williamston Community School District,
 Series 1996,
            5.500%    05/01/25 (c)                           1,725     1,850
                                                                      ------
                                                                       7,395
                                                                      ------

                        Investment Portfolio/January 31, 1998
--------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                  PAR      VALUE
--------------------------------------------------------------------------------
TAX-BACKED - CONT.
SPECIAL ASSESSMENT - 5.2%

Detroit Downtown Development Authority,
 Area No. 1 Projects:
 Series 1996-C,
             6.200%    07/01/17                       $1,000      1,087
 Series 1996-D,
             6.500%    07/01/10                          700        760
Oakland County,
 Preeble Creek Drainage District,
             5.000%    05/01/11                          300        303
Romulus Tax Increment
 Finance Authority,
 Series 1994,
             6.750%    11/01/19                          500        554
                                                                 ------
                                                                  2,704
                                                                 ------

SPECIAL NON-PROPERTY TAX - 2.3%
PR Commonwealth of Puerto Rico
 Highway & Transportation Authority,
 Series Y,
             6.250%    07/01/14                        1,000      1,176
                                                                 ------

STATE APPROPRIATED - 4.2%
PR Commonwealth of Puerto Rico
 Public Buildings Authority:
 Series 1993-M,
 stepped coupon, (5.700% 07/01/98)
             3.750%    07/01/16 (e)                      750        773
 Series 1995-A,
             6.250%    07/01/14                        1,200      1,411
                                                                 ------
                                                                  2,184
                                                                 ------

STATE GENERAL OBLIGATIONS - 2.5%
PR Commonwealth of Puerto Rico,
 Aqueduct & Sewer Authority,
             6.250%    07/01/12                        1,000     1,175
 Virgin Islands Public Finance Authority,
  Series 1992-A,
             7.000%    10/01/02                          125        137
                                                                 ------
                                                                  1,312
                                                                 ------
 ...............................................................................
TRANSPORTATION - 2.1%
AIRPORT
Wayne Charter County,
 Detroit Metropolitan Airport,
 Series 1994-B,
             6.125%    12/01/24                        1,000      1,090
                                                                 ------

                        Investment Portfolio/January 31, 1998
-------------------------------------------------------------------------------

INVESTOR OWNED - 9.3%
St. Clair County Economic
 Development Corp.,
 Detroit Edison Co.,
 Series 1993-AA,
                   6.400%    08/01/24 (c)                    $ 2,000    $ 2,272

State Strategic Fund,
 Detroit Edison Co.,
 Series BB,
                   7.000%    05/01/21                          2,000      2,540
                                                                        -------
                                                                          4,812
                                                                        -------

WATER & SEWER - 5.4%
Detroit Water Supply System:
 Series A,
                   5.750%    07/01/12                          1,310      1,456
 Series 1995-B,
                   5.550%    07/01/12                          1,250      1,363
                                                                        -------
                                                                          2,819
                                                                        -------
TOTAL MUNICIPAL BONDS (cost of $45,491)                                  49,642
                                                                        -------

OPTIONS - 0.0%                                            CONTRACTS
-------------------------------------------------------------------------------
March 1998 Treasury Bond Puts,
Strike price 116, expiration 2/21/98                           3,700          1

March 1998 Treasury Bond Puts,
Strike price 118, expiration 2/21/98                           4,000          2

March 1998 Treasury Bond Calls,
Strike price 124, expiration 2/21/98                           6,000         22
                                                                        -------

TOTAL OPTIONS (cost of $105)                                                 25
                                                                        -------

TOTAL INVESTMENTS (cost of $45,596)(f)                                   49,667
                                                                        -------

SHORT-TERM OBLIGATIONS - 3.5%                                    PAR
-------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (g)
CA Newport Beach Hoag Hospital,
                   3.600%    10/01/22                        $ 1,200    $ 1,200

CA State Health Facilities Financing
 Authority, Sutter Health, Series A,

                   3.550%    03/01/20                            400        400
IN Portage,
  Pedcor Investments, Series B,
                   3.650%    08/01/30                            100        100

                      Investment Portfolio/January 31, 1998
-----------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - CONT.                                PAR         VALUE
-----------------------------------------------------------------------------------------
VARIABLE RATE DEMAN NOTES (g)-CONT

LA State Offshore Terminal Authority,
 Loop, Inc.,
                                          3.650%    09/01/06          $   100    $   100
                                                                                 -------
TOTAL SHORT-TERM OBLIGATIONS                                                       1,800
                                                                                 -------

OTHER ASSETS & LIABILITIES, NET - 0.9%                                               446
                                                                                 -------

Net Assets 100.0%                                                                $51,913
-----------------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1998, the value of this security amounted to $600 or 1.2% of net assets.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) This security, or a portion thereof, with a total market value of $2,599 is being used to collateralize open calls on futures.
(d)      Zero coupon bond.
(e) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(f)      Cost for federal income tax purposes is the same.
(g) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1998.




See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1998

         (in thousands except for per share amounts and footnotes)

         ASSETS
         Investments at value (cost $45,596)                      $    49,667
         Short-term obligations                                         1,800
                                                                  -----------
                                                                       51,467
         Receivable for:
           Interest                                  $      630
           Expense reimbursement due from Adviser             5
         Other                                               63           698
                                                     ----------   -----------
             Total Assets                                              52,165

         LIABILITIES
         Payable for:
           Distributions                                   198
           Fund shares repurchased                          29
         Accrued:
           Deferred Trustees fees                            2
         Other                                              23
                                                     ---------
             Total Liabilities                                            252
                                                                  -----------

         NET ASSETS                                               $    51,913
                                                                  -----------

         Net asset value & redemption price per share -
         Class A ($39,048/5,335)                                  $      7.32
                                                                  -----------
         Maximum offering price per share - Class A
         ($7.32/0.9525)                                           $      7.69(a)
                                                                  -----------
         Net asset value & offering price per share -
         Class B ($12,762/1,744)                                  $      7.32(b)
                                                                  -----------
         Net asset value & offering price per share -
         Class C ($103/14)                                        $      7.32(b)
                                                                  -----------

         COMPOSITION OF NET ASSETS
         Capital paid in                                          $    48,319
         Undistributed net investment income                               32
         Accumulated net realized loss                                   (509)
         Net unrealized appreciation                                    4,071
                                                                  -----------
                                                                  $    51,913
                                                                  -----------



         (a) On sales of $50,000 or more the offering price is reduced.
         (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


         See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1998

         (in thousands)
         INVESTMENT INCOME
         Interest                                                $   3,036

         EXPENSES
         Management fee                               $     260
         Service fee                                         76
         Distribution fee - Class B                          98
         Distribution fee - Class C                          (a)
         Transfer agent fee                                  82
         Bookkeeping fee                                     28
         Trustees fee                                        12
         Audit fee                                           22
         Legal fee                                            7
         Custodian fee                                        5
         Registration fee                                    19
         Reports to shareholders                             11
         Other                                                9
                                                      ---------
                                                            629
         Fees waived by the Adviser                         (66)
         Fees waived by the Distributor - Class C            (a)       563
                                                      ---------  ---------
                Net Investment Income                                2,473
                                                                 ---------

         NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
         Net realized gain (loss) on:
          Investments                                       819
          Closed futures contracts                         (154)
                                                      ---------
           Net Realized Gain                                           665
         Net unrealized appreciation (depreciation)
          during the period on:
          Investments                                     2,117
          Open futures contracts                             (7)
                                                      ---------
           Net Unrealized Gain                                       2,110
                                                                 ---------
            Net Gain                                                 2,775
                                                                 ---------
         Increase in Net Assets from Operations                  $   5,248
                                                                 ---------



        (a) Rounds to less than one.



        See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                  Year ended January 31
                                                ---------------------
                                                 1998(a)       1997
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                           $  2,473     $  2,694
Net realized gain                                    665          141
Net unrealized appreciation (depreciation)         2,110       (1,769)
                                                --------     --------
  Net Increase from Operations                     5,248        1,066
Distributions:
From net investment income - Class A              (1,914)      (2,091)
In excess of net investment income - Class A         -            (10)
From net investment income - Class B                (544)        (612)
In excess of net investment income - Class B         -             (3)
From net investment income - Class C                  (2)         -
In excess of net investment income - Class C         -            -
                                                --------     --------
                                                   2,788       (1,650)
                                                --------     --------
Fund Share Transactions:
Receipts for shares sold - Class A                 1,091        2,221
Value of distributions reinvested - Class A        1,079        1,192
Cost of shares repurchased - Class A              (4,816)      (5,898)
                                                --------     --------
                                                  (2,646)      (2,485)
                                                --------     --------
Receipts for shares sold - Class B                   649          709
Value of distributions reinvested - Class B          263          304
Cost of shares repurchased - Class B              (2,213)      (2,452)
                                                --------     --------
                                                  (1,301)      (1,439)
                                                --------     --------
Receipts for shares sold - Class C                   100          -
Value of distributions reinvested - Class C            2          -
                                                --------     --------
                                                     102          -
                                                --------     --------
Net Decrease from Fund Share
  Transactions                                    (3,845)      (3,924)
                                                --------     --------
    Total Decrease                                (1,057)      (5,574)
NET ASSETS
Beginning of period                               52,970       58,544
                                                --------     --------
End of period (including undistributed
  net investment income of $32 and none,
  respectively)                                 $ 51,913     $ 52,970
                                                --------     --------




         (a) Class C shares were initially offered on August 1, 1997.

         Continued on next page.

         See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                 Year ended January 31
                                                 ---------------------
                                                     1998(a)  1997
NUMBER OF FUND SHARES
Sold - Class A                                        154      323
Issued for distributions reinvested - Class A         153      173
Repurchased - Class A                                (684)    (856)
                                                     ----     ----
                                                     (377)    (360)
                                                     ----     ----
Sold - Class B                                         93      103
Issued for distributions reinvested - Class B          37       44
Repurchased - Class B                                (313)    (356)
                                                     ----     ----
                                                     (183)    (209)
                                                     ----     ----
Sold - Class C                                         14        -
Issued for distributions reinvested - Class C         (b)        -
                                                     ----     ----
                                                       14        -
                                                     ----     ----






(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1998

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................

ORGANIZATION: Colonial Michigan Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Michigan state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective August 1, 1997, the Fund began offering Class C shares which are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
 ...............................................................................
The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

              Average Net Assets            Annual Fee Rate
              ------------------            ---------------
               First $2 billion                  0.50%
                Over $2 billion                  0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

                 Notes to Financial Statements/January 31, 1998
--------------------------------------------------------------------------------

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee was reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc., formerly Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $3,634 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $28,916 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                Valuation of shares                  Annual
             outstanding on the 20th of               Fee
            each month which were issued             Rate
            ----------------------------             -----
            Prior to November 30, 1994               0.10%
            On or after December 1, 1994             0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

                 Notes to Financial Statements/January 31, 1998
-------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: For the year ended January 31, 1998, purchases and sales of investments, other than short-term obligations were $16,117,143 and $21,166,647, respectively.

Unrealized appreciation (depreciation) at January 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

          Gross unrealized appreciation          $4,152,335
          Gross unrealized depreciation             (80,935)
                                                 ----------
             Net unrealized appreciation         $4,071,400
                                                 ----------

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                              Year ended January 31
                                                ----------------------------------------------------------------------------------
                                                                    1998                                         1997
                                                  Class A          Class B        Class C (b)           Class A          Class B
                                                -----------      -----------      -----------         -----------      -----------

Net asset value -
  Beginning of period                           $     6.930      $     6.930      $     7.200         $     7.130      $     7.130
                                                -----------      -----------      -----------         -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income(a)                                           0.352            0.299            0.156 (c)           0.354            0.302
Net realized and
  unrealized gain (loss)                              0.386            0.386            0.122              (0.198)          (0.198)
                                                -----------      -----------      -----------         -----------      -----------
   Total from Investment
    Operations                                        0.738            0.685            0.278               0.156            0.104
                                                -----------      -----------      -----------         -----------      -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                  (0.348)          (0.295)          (0.158)             (0.354)          (0.303)
In excess of net
  investment income                                                      -                -                (0.002)          (0.001)
                                                -----------      -----------      -----------         -----------      -----------
Total Distributions
  Declared to
  Shareholders                                       (0.348)          (0.295)           01.58)             (0.356)          (0.304)
                                                -----------      -----------      -----------         -----------      -----------
Net asset value -
  End of period                                 $     7.320      $     7.320      $     7.320         $     6.930      $     6.930
                                                -----------      -----------      -----------         -----------      -----------
Total return(d)(e)                                    10.93%           10.11%            3.92%(f)            2.35%            1.58%
                                                -----------      -----------      -----------         -----------      -----------
RATIOS TO AVERAGE NET ASSETS
Expenses  (g)                                          0.90%            1.65%     1.35% (c)(h)               0.89%            1.64%
Net investment
  income  (g)                                          4.95%            4.20%     4.35% (c)(h)               5.12%            4.37%
Fees and expenses waived
  or borne by the
  Adviser (g)                                          0.13%            0.13%            0.15%(h)            0.12%            0.12%
Portfolio turnover                                       32%              32%              32%                 25%              25%
Net assets at end
  of period (000)                               $    39,048      $    12,762      $       103         $    39,606      $    13,364



(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                                $     0.009      $     0.009      $     0.010         $     0.008      $     0.008

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) Annualized.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                        Year ended January 31
                                                --------------------------------------------------------------------
                                                              1996                                 1995
                                                 Class A              Class B             Class A          Class B
                                                -----------         -----------         -----------      -----------

Net asset value -
 Beginning of period                                 $6.660         $     6.660         $     7.340      $     7.340
                                                -----------         -----------         -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                                            0.368               0.317               0.410            0.359
Net realized and
 unrealized gain (loss)                               0.484               0.484              (0.689)          (0.689)
                                                                    -----------         -----------      -----------
 Total from Investment
  Operations                                          0.852               0.801              (0.279)          (0.330)
                                                -----------         -----------         -----------      -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
 investment income                                   (0.382)             (0.331)             (0.401)          (0.350)
                                                                    -----------         -----------      -----------
Net asset value -
 End of period                                  $     7.130         $     7.130         $     6.660      $     6.660
                                                -----------         -----------         -----------      -----------
Total return(b)(c)                                    13.13%              12.30%              (3.66)%          (4.39)%
                                                -----------         -----------         -----------      -----------
RATIOS TO AVERAGE NET ASSETS
Expenses                                               0.80%(d)            1.55%(d)            0.62%            1.37%
Net investment
 income                                                5.34%(d)            4.59%(d)            6.08%            5.33%
Fees and expenses waived
 or borne by the
 Adviser                                               0.25%(d)            0.25%(d)            0.32%            0.32%
Portfolio turnover                                       48%                 48%                 40%              40%
Net assets at end
 of period (000)                                $    43,308         $    15,236         $    41,844      $    14,144

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                                $     0.017         $     0.017         $     0.022      $     0.022

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
All of the distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.


                              Year ended January 31
                         -------------------------------
                                      1994
                          Class A               Class B
                         ----------           ----------

                         $    6.970           $    6.970
                         ----------           ----------


                              0.404                0.351

                              0.356                0.356
                         ----------           ----------

                              0.760                0.707
                         ----------           ----------


                             (0.390)              (0.337)
                         ----------           ----------

                         $    7.340           $    7.340
                         ----------           ----------
                              11.16%               10.36%
                         ----------           ----------

                               0.66%                1.41%

                               5.61%                4.86%


                               0.33%                0.33%
                                  7%                   7%

                         $   45,570           $   15,030


                         $    0.024           $    0.024

                        REPORT OF INDEPENDENT ACCOUNTANTS

         TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
           COLONIAL MICHIGAN TAX-EXEMPT FUND

         In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Michigan Tax-Exempt Fund (the "Fund")(a series of Colonial Trust V) at January 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

         PRICE WATERHOUSE LLP

         Boston, Massachusetts
         March 11, 1998

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES 1: Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY 1: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

1 Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information  . . . . . .press  1

For account information  . . . . . . . . . . . . . . . . . . . . . . press  2

To speak to a service representative  . . . . . . . . . . . . .  . . press  3

For yield and total return information  . . . . . . . . . . . . . . .press  4

For duplicate statements or new supply of checks  . . . . . . . . . .press  5

To order duplicate tax forms and year-end statements  . . . . .  . . press  6
(February through May)

To review your options at any time during your call   . . . . .  . . press  *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Michigan Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Michigan Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Michigan Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


[Logo] LIBERTY FINANCIAL INVESTMENTS, INC. [c] 1998
       Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds One Financial Center, Boston, MA 02111-2621

Visit us at www.libertyfunds.com                 MI-02/773E-0198 (3/98) 98/209